SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C.  20549





                            FORM 8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 26, 1994
                                                 ----------------


                        FORD MOTOR COMPANY
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


       1-3950                                38-0549190
(Commission File Number)         (IRS Employer Identification No.)


The American Road, Dearborn,  Michigan                       48121
(Address of principal executive offices)               (Zip Code)



 Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.


     News release dated October 26, 1994, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


                              EXHIBITS

Designation        Description                Method of Filing


Exhibit 20     News release dated          Filed with this Report
               October 26, 1994.

Exhibit 27.1   Financial Data Schedule -
               Automotive Segment          Filed with this Report

Exhibit 27.2   Financial Data Schedule -
               Financial Services Segment  Filed with this Report

Exhibit 27.3   Financial Data Schedule
               Conglomerate Total          Filed with this Report






                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                    FORD MOTOR COMPANY
                                      (Registrant)


Date:  October 26, 1994             By:/s/T. J. DeZure
                                          T. J. DeZure
                                       Assistant Secretary

                          EXHIBIT INDEX


DESIGNATION                                              DESCRIPTIONPAGE

Exhibit 20               News release dated
                         October 26, 1994.

Exhibit 27.1             Financial Data Schedule -
                         Automotive Segment

Exhibit 27.2             Financial Data Schedule -
                         Financial Services Segment

Exhibit 27.3             Financial Data Schedule
                         Conglomerate Total





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